LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED APRIL 24, 2013

TO THE STATEMENT OF ADDITIONAL INFORMATION,

DATED JULY 1, 2012, OF

WESTERN ASSET EMERGING MARKETS DEBT FUND

Effective May 1, 2013, the following information is added to the table in the fund’s Statement of Additional Information (“SAI”) that appears in the section titled “Investment Management and Other Services — Portfolio Managers — Other Accounts Managed by Portfolio Managers” and is as of February 28, 2013:

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)
S. Kenneth Leech	Registered investment companies	10	3.1 billion	None	None
	Other pooled investment vehicles	23	11.6 billion	1	139.3 million
	Other accounts	47	18.3 billion	6	2.9 billion

Effective May 1, 2013, the following information is added to the section of the fund’s Statement of Additional Information titled “Investment Management and Other Services — Portfolio Managers — Portfolio Manager Securities Ownership”:

As of February 28, 2013, S. Kenneth Leech did not own any securities of the fund.

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